The Director M Wells Fargo Director M	333-119418
Director M Access	333-119423
The Director M Edge	333-119420
Director M Plus	333-119416
The Director M Outlook Wells Fargo Director M Outlook	333-119421

Separate Account Three

Hartford Life and Annuity Insurance Company

Supplement Dated May 1, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated May 1, 2007 to Your Prospectus

The expense information for Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund and Putnam VT The George Putnam Fund of Boston in the Annual Fund Operating Expense table is deleted and replaced with the following:

Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Net Annual Fund Operating Expenses
Putnam VT Diversified Income Fund – Class IB*	0.70%	0.25%	0.15%	0.02%	1.12%	N/A	1.12	%(a)
Putnam VT Global Asset Allocation Fund - Class IB*	0.70%	0.25%	0.22%	0.01%	1.18%	N/A	1.18	%(a)
Putnam VT The George Putnam Fund of Boston - Class IB*	0.63%	0.25%	0.12%	0.01%	1.01%	N/A	1.01	%(a)

(a)                                  “Total Net Annual Fund Operating Expenses” includes the amount from “Acquired Fund Fees and Expenses” column, which is an estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

This supplement should be retained with the prospectus for future reference.

HV-6100